Exhibit 99.1

INVESTOR UPDATE NOVEMBER 2017

2 Forward - Looking Statements These slides and the accompanying oral presentation contain forward - looking statements and information within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks, uncertainties and other factors, including the possibility that there may not be a viable continued development path for brincidofovir, that any clinical trials we may conduct will not demonstrate adequate efficacy and safety of brincidofovir, that the FDA and other regulatory authorities may not approve brincidofovir or brincidofovir - based regimens, and that marketing approvals, if granted, may have significant limitations on their use . As a result, brincidofovir may never be successfully commercialized . In addition, Chimerix may be unable to file for regulatory approval for brincidofovir with other regulatory authorities . These risks, uncertainties and other factors could cause actual results to differ materially from those referred to in the forward - looking statements . The reader is cautioned not to rely on these forward - looking statements . These and other risks are described in detail in Chimerix's Quarterly Report on Form 10 - Q for the quarter ended September 30 , 2017 and other documents subsequently filed with or furnished to the U . S . Securities and Exchange Commission . All forward - looking statements are based on information currently available to Chimerix, and Chimerix assumes no obligation to update any such forward - looking statements .

ORAL BCV

4 CMRX: Developing Solutions for Immunocompromised Patients ▪ Mature management team with significant antiviral drug development and first - in - indication commercial experience ▪ Lead compound brincidofovir has broad spectrum antiviral activity – In late - stage development for treatment of smallpox and adenovirus – New IV BCV formulation for prevention of serious viral infections in transplant recipients and in the growing immunocompromised patient population ▪ Lipid conjugate technology has led to two clinical - stage compounds: – Brincidofovir (CMX001, BCV) and CMX157 (licensed to ContraVir) ▪ Newest investigational compound is CMX521 for norovirus treatment and prevention – From CMRX chemical library – In clinic by end 2017

BCV: The Only Broad Spectrum Antiviral in Development

Viral Family	Virus	BCV	Cidofovir	Maribavir	Letermovir	Ganciclovir*	Foscarnet	Acyclovir
Herpes	Cytomegalovirus	0.001	0.4	0.31	0.005	3.8	50-800	>200
	Epstein-Barr Virus	0.03	65.6	0.63	>10	0.9	<500	6.2
	Human Herpesvirus 6	0.003	2.7	Inactive	>10	5.8	16	10
	Human Herpesvirus 8	0.02	2.6	Inactive	—	8.9	177	>100
	Herpes Simplex Virus 1	0.01	3.0	Inactive	>10	0.7	92-95	3.8
	Herpes Simplex Virus 2	0.02	6.5	Inactive	>10	2.5	91-96	4.4
	Varicella Zoster Virus	0.0004	0.5	Inactive	>10	1.3	39.8	3.6
Adenovirus	Adenovirus (AdV-B7)	0.02	1.3	—	>10	4.5-33	Inactive	>100
Polyoma	BK Virus (BKV)	0.13	115	—	—	>200	Inactive	>200
	JC Virus (JCV)	0.045	>0.1	—	—	—	Inactive	—
Papilloma	Human Papillomavirus	17	716	—	—	Inactive	—	Inactive
Pox	Variola	0.1	27	—	—	—	—	—
	Vaccinia	0.8	46	—	—	>392	Inactive	>144

Potency expressed as EC_{50} = concentration in μM required to reduce viral replication by 50% *in vitro*; "—" indicates no data.
*Valganciclovir is rapidly converted to ganciclovir *in vivo*; ganciclovir is the relevant compound for cell activity studies.
Source: Data are compiled from multiple sources and include multiple materials and methodologies.

5

CHIMERIX

6 Brincidofovir Concentrates the Active Antiviral in the Cell Active Antiviral (CDV - PP) Inactive Drug KEY: Cidofovir Brincidofovir

7 SUPPRESS for CMV Prevention in High - Risk Allo - HCT: Brincidofovir Efficacy Was Confounded by GI Toxicity Subjects on brincidofovir: ▪ Demonstrated a statistically - significant reduction in CMV reactivation while on therapy ▪ Had drug - related diarrhea erroneously diagnosed as gut GVHD ▪ Gut biopsies showed BCV - related injury is a histologic mimic of GVHD ▪ 8X higher exposure to steroids and increased use of biologics increased risk of late CMV and other opportunistic infections Marty FM, et al. Biol Blood Marrow Transplantation (BBMT), February 2016

8 Oral Brincidofovir for Treatment of AdV: Development and Approval Timelines ▪ AdAPT was designed with EU regulators to provide a small comparative study of oral BCV for short - course treatment of AdV ▪ AdAPT should provide data sufficient for a conditional or full approval in Europe ▪ Data from AdAPT will be considered for a potential accelerated approval in US ▪ AdAPT will be conducted in both EU and US pediatric transplant centers 202: Phase 2 dose - ranging study 2010 - 2016 2017 2018 2019 AdVise AdAPT DATA 2020 UK Consortium 2021 All timelines are estimated Oral BCV for AdV AdVance

9 Short - course Oral BCV for Adenovirus: Maximizing the Probability of Success for AdAPT ▪ Rapid identification and treatment of AdV viremia is key: – Screening must be conducted at least weekly at centers participating in the trial – Intervention with oral brinci as quickly as possible after confirmed viremia enables rapid clearance of AdV from plasma – Rapid AdV clearance (week 4) was associated with improved survival in AdVise ▪ UK cohort: BCV had greater virologic effect than cidofovir – Robust virologic responses more common with BCV, particularly in first 100 days after HCT – BCV was more likely to clear AdV from plasma in patients without immune reconstitution ▪ Brinci has not been associated with bone marrow suppression or hematologic toxicities in the early transplant period and avoids cidofovir - like nephrotoxicity

0 0.2 0.4 0.6 0.8 1 0 30 60 90 120 150 180 210 240 270 300 330 360 pSU Days after first AdV positivity in PB 67% ( + 5%) 64% ( + 10%) 18% ( + 9%) (P< 0.001) AdV viremia AdV negative AdV positive at sites other than peripheral blood (PB) Post - transplant Survival 10 Adenovirus Detected in Peripheral Blood Is Associated With High Transplant - Related Mortality AdV positivity in Peripheral Blood Transplant Related Mortality (p<0.001) Lion et al. Blood 2003; Hiwarkar et al. Bone Marrow Transplant 2013

11 AdVise: BCV Begun When AdV Viral Loads Are Lower (<6 log 10 c/mL) Results in Undetectable AdV Within 4 Weeks Time to AdV plasma clearance (pediatrics) Short - course Oral BCV should result in clearance of AdV in majority of patients ▪ Pediatric pts with lower AdV viral loads at baseline (<10,000 or 4 log 10 c/mL) cleared in a median 8 days of oral BCV ▪ Pediatric pts with AdV <5 log 10 c/mL (<100,000): 72% cleared within 4 wks ▪ AdAPT will enroll at transplant centers that screen for AdV, who are likely to detect and treat AdV viremia while viral loads are ~5 log 10 or lower 4 8 12 16 20 24 Weeks Post - First Dose ≥6 Baseline AdV Viremia (log 10 ) Prasad V et al. BMT Tandem, Orlando FL, February 2017

Phase 2 in Asymptomatic AdV: Oral BCV BIW Cleared Plasma in 1 Week if AdV >1000 c/mL

- Study 202: allo-HCT recipients with asymptomatic AdV viremia were randomized to oral BCV twice weekly, oral BCV once weekly, or placebo (n=48)
- Learnings:
  - Low risk patients including recipients of T-cell replete matched sibling allografts, with AdV < 1000 c/mL ,cleared AdV spontaneously
  - Oral BCV twice weekly better than weekly
    - Consistent and more rapid clearance
    - Trend toward improved mortality (vs. QW and PBO)
- AdAPT will enroll high-risk subjects with AdV viremia > 1000 c/mL



BCV BIW
Placebo
AdV Viral Load Log_{10} Copies/mL
7
6
5
4
3
2
1
0
0
10
20
30
40
50
Days on Study
Assay limit of detection

12

Grimley M et al. BBMT 2017;23:512-21

CHIMERIX

13 Early Treatment of AdV Correlated with Higher Survival in AdVise ▪ Because AdVise began as an outgrowth from our expanded access program, patients enrolled at the beginning of the trial had high AdV viral loads, extensive prior cidofovir use, and the longest period from diagnosis to first dose of brincidofovir At Initiation of Oral BCV First Quartile (n=15) Fourth Quartile (n=14) >2 prior doses IV cidofovir 11 (73%) 2 (14%) Days from AdV diagnosis (median, IQR) 22 (12, 44 ) 6.5 (4, 9) AdV VL (median, IQR in log 10 c/mL) 5.4 (3.1, 6.1) 3.6 (2.3, 5.8) ▪ In the final quartile of enrollment: – Patients received oral BCV more quickly after AdV diagnosis – Patients had a lower AdV viral load in plasma and thus cleared virus more quickly • 72% pts with AdV <100,000 c/mL cleared within 4 weeks – ~80% survived at Week 36

14 AdV Reactivation from the Gut Drives Disease After HCT Detection of AdV in stool and viremia Lion et al. Leukemia 2010, 24(4):706 - 14 37% have AdV in stool lower AdV load ≤ 1x10 6 /g no/slow replication kinetics high AdV load 5x10 6 - 10 11 /g rapid replication kinetics No viremia >70% viremia (p<0.001)

BCV Clears AdV from Plasma With or Without Immune Function, While Cidofovir Requires Immune Assistance



Lymphocyte count at the resolution of viraemia (per µl)
4000
3000
2000
1000
600
300
0
n=15 episodes
n=8 episodes
p<0.05
BCV
CDV

- Immune reconstitution: absolute lymphocyte count >300 cells/uL
- Allo-HCT pts that receive T-cell depleted transplants have delayed immune reconstitution ~ day 60 or beyond

Patients on oral BCV were able to clear AdV viremia even with lower lymphocyte counts

15

Hiwarkar P et al. Blood 2017; 129(14):2033-2037

CHIMERIX

AdAPT: Adenovirus after Allogeneic Pediatric Transplantation

- **Open label, comparative study** of oral BCV vs. standard of care (SoC)
  - Pediatric T-cell depleted allo-HCT recipients in 1st 100 days of HCT with AdV ≥1000 copies/mL
- **Short course therapy**: "Treat-to-clear" paradigm
  - BCV (or SoC) administered until AdV cleared from plasma and confirmed
- **Primary endpoint: AdV viral burden (average viral load over 16 weeks)**
  - Previously proportion of patients who clear AdV from plasma at Week 4
- **Study size: N=141 (2:1 randomization)**



n=94
Oral BCV BIW
Potential Treatment Period
Follow up Period
n=47
Standard of Care
Potential Treatment Period
Follow up Period
Week
0
4
8
12
16
24
36

If successful, AdAPT would support a full or conditional MAA for this orphan condition

CHIMERIX

16

17 Adenovirus Area Under the Curve (AUC) ▪ Measuring Antiviral Activity ▪ Antivirals for acute infections have two major impacts: – Decrease peak viral load – Shorten time to viral clearance ▪ Both parameters are captured when measuring viral area under curve (AUC) ▪ Impact is highest when applied early in the disease course (before peak viral load) ▪ Assessing viral load over time is most sensitive way to discriminate efficacy between two antivirals Vegvari C et al. PLoS ONE 11(7): e0158237

18 Quantifying Viral Burden: Time - Averaged Area Under the Curve ▪ Advantages of AAUC endpoint ▪ Precedent: use of AUC was established with HIV antiretrovirals ▪ Comprehensive: – Sum of viremia over time at risk as opposed to clearance at specified timepoint – Allows capture of viral recurrences – Dividing AUC by follow - up time facilitates analysis of early deaths ▪ Clinically relevant: "As AdV replication causes lysis of infected cells, the level of AdV replication …is directly related to the severity of organ pathology.” 1 ▪ An analysis of the correlation of AdV AUC with clinical outcome including mortality in AdAPT is planned 1Heim A. Expert Rev Anti Infect Ther 2011 Nov; 9(11):943 - 5

19 Quantifying Viral Burden: Time - Averaged Area Under the Curve AdV DNA copies/mL AAUC = Average AdV viral load over 16 weeks AdV DNA baseline + AdV DNA Wk1 + AdV DNA Wk2 + … AdV DNA Wk16 16 Weeks

Average Viral Load = 2.03 log 10 copies/mL Average Viral Load = 3.89 log 10 copies/mL Average Viral Load = 4.40 log 10 copies/mL Average Viral Load = 2.39 log 10 copies/mL 20 Rapid Antiviral Effect of Oral BCV vs SoC Oral BCV (AdVise) Standard of Care (SoC) (AdVance) 3 yo, ex vivo TCD+ATG, 41d post HCT 21 mo , Campath, 19d post HCT 12 yo, Campath, 65d post HCT 13 yo Campath, 77d post HCT

21 Based on Independent UK Consortium Data, Oral BCV Expected to Deliver Lower Average AdV Viral Loads in AdAPT ▪ UK consortium: Oral BCV decreased peak viral load and shortened time to viral clearance when compared to SoC1 ▪ AdAPT has >90% power to demonstrate superiority of BCV vs. SoC if the true difference in average AdV viral load between the two arms is >0.6 log10 copies/mL 1Hiwarkar et al. Blood. 2017 Apr 6;129(14):2033 - 7 Day after Transplant Oral Brincidofovir Standard of Care

3.2 log 4.4 log Dead Alive 22 Viral Load Matters: Lower AdV Burden Correlates with Lower Week 16 Mortality ▪ The AdVance study captured practice patterns and outcomes in EU allo - HCT recipients with AdV infection treated with current SoC ▪ AdV AAUC in pediatric HCT recipients in UK, France, and Spain with plasma AdV ≥1000 copies/mL was calculated – N = 51 with 10 deaths (20%) ▪ Survivors had a significantly lower average AdV viral load (mean 3.2 log) compared to non - survivors (mean 4.4 log) p=0.007

23 Summary: AdAPT Design is Finalized ▪ Adenovirus viral burden is an optimized endpoint for AdAPT ▪ We will use average viral load over 16 weeks as our measurement – EU CHMP and US FDA have agreed to primary endpoint for AdAPT – Average viral load has been used in prior pivotal studies – Viral burden correlates with organ damage – Higher average viral load over 16 weeks is associated with mortality ▪ Prior studies show high probability for oral BCV to be superior to SoC ▪ Positive data from AdAPT would support a full or conditional MAA for orphan condition

24 What is different about AdAPT vs AdVise and SUPPRESS? AdAPT AdVise SUPPRESS Controlled ✔ ✔ Open - label vs blinded Open - label Open - label Blinded Treatment initiation Pre - emptive Treatment Prevention Treatment initiated during 1 st 100 days post - transplant ✔ ✔ Treatment initiated within 3 weeks of Adeno diagnosis ✔ Treatment Duration Treat to clear (~3 - 6 weeks) 12 - 14 weeks 12 - 14 weeks

IV BCV

26 IV Brincidofovir for M ulti - V iral P revention in HCT Recipients: Development and Approval Timelines ▪ MVP may provide the opportunity to demonstrate the importance of preventing multiple DNA viral infections in a placebo - controlled pivotal study in a high - risk population 201: Phase 2 dose - ranging study 2010 - 2016 2017 2018 2022 SUPPRESS MVP DATA 2019 2020 IV BCV for Multi - Viral Prevention IV BCV SAD IV BCV MAD IV BCV AdV All timelines are estimated 2021

IV BCV May Avoid GI Side Effects, Allow Longer - term Dosing ▪ IV BCV 10 mg provided equivalent plasma drug levels as oral BCV 100 mg which provided antiviral activity in prior studies ▪ IV BCV 10 mg and 25 mg were very well tolerated – No GI AEs reported – No other significant AEs or lab changes ▪ IV BCV 50 mg infused over 2 hours was well tolerated – Only 1 subject reported loose stools – 50 mg over 4 hours resulted in higher rate of adverse events and ALT increases 27

28 New IV Formulation of BCV May Result in Improved Tolerability In rats, IV BCV: ▪ delivered more uniform drug exposure levels to the small intestine, liver and kidney ▪ resulted in higher central nervous system concentrations, which may support testing of this formulation in viral infections in the brain 0 2000 4000 6000 8000 10000 12000 Liver Kidney Cortex Kidney Medulla Small Intestine AUC all ( µg - equiv*h/g) Total Drug Exposure (AUC all ) in Clearance Organs IV Oral 0 2 4 6 8 10 12 14 Brain, Cerebellum Brain, Cerebrum and Medulla Spinal Cord AUC all (ug equiv*h/g) Total Drug Exposure (AUCall) in CNS Tissues IV Oral **Note different y - axis for these figures

Increased Risk of Reversible GI Adverse Events and ALT Elevations 29 IV BCV May Allow Treatment & Prevention of Multiple DNA Viruses Treatment of CMV Treatment of AdV Short - term dosing achieved with oral BCV Multi - Viral Prevention Longer dosing required – to be pursued with IV BCV BCV AUCs ( ng.hr/mL ) Treatment of BKV and Other DNA Viruses* 8,000 6,000 4,000 2,000 0 Treatment of other Herpes Viruses * IV BCV doses to be determined

Adult and Pediatric HCT Recipients Face Risks Beyond CMV

- Of the HCT recipients who reactivated CMV, **>75% had at least one other DNA virus identified** and were at increased risk of mortality



- 1 in 3 HCT recipients had ≥3 DNA viral infections detected
- Pediatric Allo-HCT recipients commonly reactivate AdV, BKV, HHV-6 early after transplant

More DNA viruses reactivating = higher risk of death

30

Hill JA et al. Blood. 2017 Feb 16. pii: blood-2016-10-748426. doi: 10.1182/blood-2016-10-748426. [Epub ahead of print] 400+ HCT Recipients at Fred Hutchison Cancer Research Center

CHIMERIX

31 Following Transplant, Viruses Reactivate Early and Persist Hill et al, BMT Tandem meeting 2016 0 5 10 15 20 25 30 35 40 45 2 4 6 8 10 12 14 CMV BKV HHV-6 AdV EBV Proportion of patients with each virus Week after Transplant Cumulative Incidence First 100 Days Post - HCT: CMV 64% BKV 54% HHV - 6 47% AdV 10% EBV 9%

Log - rank 0 - 3 vs. ≥4, p=0.019 Log - rank 0 - 1 vs. 2 vs >2, p=0.026 Number of DNA viruses at any time Number of DNA viruses at the same time 32 More DNA Viruses Reactivating = Higher Mortality Hill et al, Blood 2017 Cumulative viral load AUC was associated with mortality, after adjusting for immune reconstitution

IV Brinci May Prevent Life - threatening DNA Viral Infections: M ulti - V iral P revention ▪ The lower risk of GI side - effects with IV BCV may allow longer duration of dosing needed for patients throughout the period of highest risk (first 100 days post - transplant) ▪ All patients undergoing allo - HCT are at high risk for multiple DNA virus infections, with adenovirus - related mortality a particular concern in children ▪ Proposal: placebo - controlled trial of IV BCV in pediatric allogeneic HCT recipients – Primary endpoint of prevention of adenovirus allows placebo control – Secondary endpoint of prevention of CMV, as high - risk pediatric HCT recipients tend to reactivate AdV earlier than CMV – Other secondary endpoints to include other DNA virus prevention and health outcomes ▪ How about adults? – A head - to - head trial for prevention of CMV vs letermovir could demonstrate the importance of brinci’s broad - spectrum activity in preventing other serious DNA viral infections 33

Multi-Viral Prevention Peds: IV BCV for Prevention of AdV and other DNA Viruses After HCT

- Randomized, double-blind trial of IV BCV vs. placebo
  - Population: pediatric allo-HCT with >10^6 $\log_{10}$ c/g AdV DNA in stool, <100 days from HCT
- **Primary endpoint: proportion with AdV disease** through week 16 after transplant
  - N~270 (2:1, 85% power) for reduction in AdV disease from 36% to 18%
- **Secondary endpoint: CMV reactivation** requiring preemptive therapy (SUPPRESS endpoint) and reactivation of other DNA viruses



n=180
IV BCV BIW
Follow up Period
n=90
Placebo
Follow up Period
Week
0
4
8
14
24

34
CHIMERIX

35 Potential for IV BCV in Other DNA Virus Infections: BK Virus ▪ Both SOT and HCT recipients are at risk for BKV infections – HCT: hemorrhagic cystitis requiring hospitalization for pain control – Kidney transplant recipients: BKV associated nephropathy with risk of graft loss and a return to dialysis or wait - list for re - transplant ▪ No approved therapy for treatment or prevention ▪ Reported incidence: – 16% of Allo - HCT recipients develop BKV hemorrhagic cystitis – 16% of kidney transplant recipients develop BKV viremia in the first year post - transplant ▪ Key area of clinical development for IV BCV program Epi rates: Hirsch et al. Am J Transplantation 2013; Rorije et al. ASBMT 2014;

36 BCV Market Potential: Global Opportunities in Transplant and Malignancies US HCT: 2014 figures from CIBMTR. Auto - HCT are increased by 20% to account for under - reporting to CIBMTR. US SOT: 2015 figures from Organ Procurement and Transplantation Network (OPTN). EU HCT: JR Passweg , et al., HSCT in Europe 2014, nature.com/ bmt , 2016. ROW HCT: 2013 figures from EBMT Activity Office (Bone Marrow Transplantation 2015 (50);476 - 482). TOTAL HCT: US + EU + ROW. EU & TOTAL SOT: Newsletter Transplant – Internation al Figures On Donation And Transplantation 2014; EDQM, volume 20, 2015. ROW SOT: Total - EU - US TRANSPLANTS PER YEAR US European ROW TOTAL Union (28) HCT Allogeneic 8,500 16,400 8,500 33,400 Autologous 14,000 21,700 12,000 47,700 HCT TOTALS 22,500 38,100 20,500 81,100 SOT Kidney 18,600 20,000 40,700 79,300 Liver 7,100 7,400 10,500 25,000 Other SOT 5,200 4,500 1,400 13,800 SOT TOTALS 30,900 31,900 52,600 118,100 TOTAL TRANSPLANT 53,400 70,000 73,100 199,200 CANCER Hematological Malignancies 138,000 232,000 112,000 614,000

Opportunities in the Growing Transplant Market ▪ US HCT: 2014 figures from CIBMTR. Auto transplants are increased by 20% to account for under - reporting to CIBMTR. ▪ US SOT: 2015 figures from Organ Procurement and Transplantation Network (OPTN). ▪ EU HCT: JR Passweg , et al., HSCT in Europe 2014, nature.com/ bmt , 2016. Analysis included a total of 49 countries, data from 9 non - EU countries has been removed. Adult vs ped HCT break - out is estimated based on data available in the paper. ▪ EU SOT: Newsletter Transplant – International Figures On Donation And Transplantation 2014; EDQM, volume 20, 2015. includes 28 EU countries, pediatric patients <15 years of age 37 TRANSPLANTS PER YEAR US EU HCT : Allogeneic 8,500 (38%) 16,000 (42%) • Adults 7,000 (82%) 12,800 (80%) • Peds 1,500 (18%) 3,200 (20%) Autologous 13,700 (62%) 22,100 (58%) • Adults 12,700 (92%) 21,000 (95%) • Peds 1,000 (8%) 1,100 (5%) HCT TOTALS 22,200 38,100 SOT : Kidney 18,600 20,000 Liver 7,100 7,400 Other SOT 5,200 4,500 SOT TOTALS 30,900 31,900 GRAND TOTALS 53,100 70,000

AdVance: Incidence and Outcomes Associated with the Management of AdV Infections in Allo - HCT Recipients ▪ Three components of the AdVance study: 1. What are the European practice patterns associated with AdV infection in allo - HCT population (i.e., diagnosis, screening, treatment)? 2. What is the incidence of AdV infection among adult and pediatric allo - HCT recipients? 3. What are the clinical outcomes of AdV infection in allo - HCT recipients? 38 ▪ Complete study with additional data from Italy, Germany, Netherlands and Czech Republic anticipated by January 2018 ▪ Interim data analysis to be submitted for European BMT conference in March 2018

39 BCV: Opportunities For Treatment of AdV Beyond Transplant U.S. AdV - Related Hospital Discharges: 2009 - 2014 Actual, Trended From 2015 ▪ In addition to stem cell and organ transplant recipients, other at - risk populations include newborns with severe combined immunodeficiency (SCID), individuals on chemotherapy or biologics for autoimmune diseases, and other immune deficiencies 0 5,000 10,000 15,000 20,000 25,000 HCUP Discharges – All - listed Diagnosis Codes Adenovirus (079.0, 008.62, 480.0) HCUP discharges 8% CAGR Linear Treand Source: HCUP database (4 - 19 - 17) – historical CAGR (1993 - 2014) is ~8%, linear trend is ~5%, trended HCUP discharges are ~6% (average of CAGR + linear trend) Nearly 8000 Hospitalizations Annually

40 Most U.S. AdV - Related Hospitalizations are NOT in Transplant Recipients or Immunocompromised Patients Projected AdV - related hospitalizations AdV + transplant procedure and/or complication AdV + immunocompromised * Diagnosis code AdV + other diagnosis code (NOT transplant or immunocompromised) 655 460 3530 720 760 4185 905 930 6045 2012 2013 2014 *AdV+immunocompromised excludes those hospitalizations with discharge diagnoses of “transplant“ or “post - transplant complication“ NIS sample is 20%, projected numbers have been multiplied by 5

41 Building Full Potential Value for Oral and IV BCV – “Land” Utilize Get - to - Market Regulatory Strategy in Adenovirus Population Pediatric & Adult Allo - HCT Recipients Treatment & Prevention Pediatric & Adult Auto HCT and SOT Recipients Treatment Immunocompromised AdV Patients Treatment “ Other” AdV Patients Treatment AdV

Multiviral Protection in Ped and Adult Allo - HCT BKV Treatment in Allo - HCT and SOT Other Uses of IV Brinci in DNA Viral Infections 42 Building Full Potential Value for Oral and IV BCV – “Expand” Pediatric & Adult Allo - HCT Recipients Treatment & Prevention Pediatric & Adult Auto HCT and SOT Recipients Treatment Immunocompromised AdV Patients Treatment “Other” AdV Patients Treatment AdV EXPAND Via Lifecycle Management & Clinical Development LAND Pediatric & Adult Allo - HCT Recipients Prevention Pediatric & Adult Allo - HCT and SOT Recipients Treatment TBD

43 “Land and Expand” Strategy ▪ Land : Establish the beach - head in pediatric Allo - HCT recipients with AdV in AdAPT – Expand understanding of AdV infections in non - transplant patients ▪ Expand: Demonstrate Multi - Viral Prevention with IV BCV in pediatric patients in MVP - Peds – Educate HCPs and payers on the impact and costs of multiple viral infections in at - risk patient populations ▪ Expand: Conduct label - informing and indication studies in CMV and BKV treatment – HCT and Solid Organ Transplant Recipients GOAL: Establish oral and IV brincidofovir as the potential single solution for multiple viral infections through robust clinical development and commercialization programs

44 Oral BCV for Smallpox ▪ Efficacy to be demonstrated via two animal model studies under FDA’s Animal Rule – Pivotal Rabbitpox Efficacy Study demonstrated 100% survival in animals treated immediately with BCV at the time of confirmed infection – Pivotal Mouse Pox (ectromelia) study to be conducted to complete efficacy assessment – Human safety summary of short - course exposure to oral brincidofovir submitted to FDA, manuscript published in Antiviral Research 1 ▪ Potential for US Procurement to the Strategic National Stockpile – await FY18 budget ▪ Given recent interest from European governments, we are seeking formal scientific advice from the EMA for guidance on potential acceptance of the pivotal rabbitpox model and current mousepox data (~50 studies to date), supported by clinical data Progress Toward Regulatory Approvals & Government Procurements 1. Chittick et al, Antiviral Research 2017; 143:269 - 277

Smallpox Threat ▪ Population is largely unvaccinated ▪ Undeclared stocks of variola virus – Official stocks are at CDC in Atlanta and Vector Labs in Novosibirsk, Russia – High likelihood of undeclared stocks – 2014 incident - live variola virus stocks found at NIH Bethesda campus ▪ “Old” virus: Thawing Permafrost ▪ Anthrax outbreak example ▪ Is smallpox next? 45 Vector

46 Norovirus: New Clinical Candidate CMX521 On Track ▪ Significant Unmet Need/Opportunity – Acute prophylaxis: ~ 20 million cases/year in the US; most reported outbreaks (>60%) are in health care facilities 1 – Treatment: chronic norovirus infection is associated with chronic, severe diarrhea & graft rejection, may occur in 15 - 20% of HCT and SOT 2 ▪ CMX521 – first potential antiviral for Norovirus treatment and prevention – FTIH on - track for 4Q 2017 – Clinical development plan including challenge study (POC) and field trials in outbreaks – Current and planned market research and commercial analysis/preparations 1. Hall et al, Emerging Infectious Disease 2013, CDC 2. Bok et all, New England Journal of Medicine 2012

47 Norovirus Outbreaks Occur Over a Number of Days, Allowing for Intervention 66% 94% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 Percent Treated Days from onset of outbreak Brazil Kansas One week into an outbreak, 2/3 to >90% of individuals may still be at - risk of norovirus infection and candidates for prophylaxis Menezes et al. 2010, CDC MMWR JULY 3, Wu et al. 2005, Raybern et al. 2014

48 Chimerix Continues to Build A Pipeline of Solutions for Patients at Risk of Serious Viral Infections 2017 2018 2021 MVP DATA 2019 2020 IV BCV for Multi - Viral Prevention 2022 AdAPT DATA Oral BCV for AdV CMX521 SAD/MAD CMX521 POC CMX521 Treatment of Norovirus CMX521 Prevention of Norovirus DATA CMX521 for Norovirus Oral BCV for smallpox Mouse Efficacy Study DATA All timelines are estimated

Clinical Pipeline

Program	Indication	Pre-clinical	Phase 1	Phase 2	Phase 3	Status	Anticipated Approval
Short-course Oral BCV	AdV Treatment					Plan to start AdAPT 4Q17	2020
	Smallpox					Animal rule model in process	2020
IV BCV	Multi-viral Prevention					MAD Data expected year end 2017	2022
	Treatment of CMV/BK						
CMX521	Norovirus					FTIH planned 4Q17	2023
CMX157*	HBV Treatment					Licensed to ContraVir	

All timelines are estimated
* Development per ContraVir's website

CHIMERIX

49

50 CMRX: Progressing Solutions for Immunocompromised Patients ▪ Oral brincidofovir: AdAPT trial in US and EU for pediatric transplant recipients with adenovirus infection by year end 2017 ▪ IV brincidofovir: progressing towards a pivotal study planned for initiation in 2018 for prevention of multiple viruses in allo - HCT recipients ▪ Brincidofovir for smallpox: to be assessed in a pivotal mouse animal study ▪ CMX521 for norovirus: anticipated to be in the clinic by end of 2017 ▪ Chimerix remains well - capitalized to achieve the planned milestones with $241M at the end of 3Q 2017 ▪ Patent protection into 2034 (brinci) and 2036 (CMX521)